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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                January 30, 1998



                           JENNIFER CONVERTIBLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                    1-9681                    11-2824646
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(State or other             (Commission File             (IRS Employer
 jurisdiction of             Number)                      Identification
 incorporation)                                           No.)

                            419 Crossways Park Drive
                            Woodbury, New York 11797
                            ------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (516) 496-1900


                      ---------------------------------
                 (Former Address, if changed since last report)


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


Item 5:           OTHER EVENTS
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         Pursuant  to the  provisions  of the  previously  disclosed  settlement agreements among Jennifer Convertibles, Inc. (the "Company"), a private company which may be deemed an affiliate of the Company, and others, such agreements expire, unless approved by the Court or extended by the parties, on February 28, 1998.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 2, 1998

                             JENNIFER CONVERTIBLES, INC.



                             By:  /s/ Harley J. Greenfield,
                                -----------------------------
                                      Harley J. Greenfield,
                                      Chairman and Chief Executive Officer


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